UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                January 25, 2006
                                ----------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-50796                                          16-1171179
       ---------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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

Item 8.01. Other Events.

     On January 25, 2006, the Registrant issued a press release announcing the record date and date and time of its 2006 annual stockholders meeting. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     99.1 Press Release, dated January 25, 2006, announcing the record date and date and time of its 2006 annual stockholders meeting.









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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STANDARD PARKING CORPORATION



Date: January 25, 2006                         By: /s/ DANIEL R. MEYER
                                                   -----------------------------
                                                   Daniel R. Meyer
                                                   Senior Vice President









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

                                INDEX TO EXHIBITS



EXHIBIT                              DESCRIPTION OF EXHIBIT
-------        -----------------------------------------------------------------

 99.1 Press Release, dated January 25, 2006, announcing the record date and date and time of Registrant's 2006 annual stockholders meeting.









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